UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2003

Essex Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-13106

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

925 East Meadow Drive
Palo Alto, California    94303
(Address of principal executive offices including zip code)

(650) 494-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Other Exhibits

Exhibit Number	Description
99.1	Press Release dated February 5, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Date: February 6, 2003

Essex Property Trust, Inc.

By:	/s/ Mark J. Mikl

Mark J. Mikl
Vice President and Controller